PROXY STATEMENT PURSUANT TO SECTION 14(a)
                        OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


             FRANKLIN FINANCIAL SERVICES CORPORATION
         (Name of Registrant as Specified in its Charter)


_________________________________________________________________
            (Name of Person(s) Filing Proxy Statement
                  if other than the Registrant)


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
                        FRANKLIN FINANCIAL SERVICES CORPORATION

                                 20 South Main Street
                                      P. O. Box T
                             Chambersburg, PA  17201-0819
                                     (717)264-6116

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               TO BE HELD APRIL 29, 1997



TO THE SHAREHOLDERS OF FRANKLIN FINANCIAL SERVICES CORPORATION:

       Notice is hereby given that, pursuant to the call of its directors, the regular Annual Meeting of shareholders of FRANKLIN FINANCIAL SERVICES CORPORATION, Chambersburg, Pennsylvania, will be held on Tuesday, April 29, 1997, at 10:30 A.M. at the Lighthouse Restaurant, 4301 Philadelphia Avenue, Chambersburg, Pennsylvania, for the purpose of considering and voting upon the following matters:

       1. ELECTION OF DIRECTORS. To elect the four nominees listed in the accompanying Proxy Statement for the term specified.

       2. OTHER BUSINESS. To consider such other business as may properly be brought before the meeting and any adjournments thereof.

       Only those shareholders of record at the close of business on March 14, 1997, shall be entitled to notice of and to vote at the Annual Meeting.

       It is requested that you promptly execute the enclosed Proxy and return it in the enclosed postpaid envelope as soon as possible, whether or not you plan to attend the meeting. You are cordially invited to attend the meeting. If you attend, you may withdraw your Proxy and vote your shares in person.

       A copy of the Annual Report of Franklin Financial Services
Corporation is enclosed.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        APRIL E. ROSENBAUM
                                        Secretary

Enclosures
April 1, 1997

                                    PROXY STATEMENT

                         Dated and to be Mailed April 1, 1997

                        FRANKLIN FINANCIAL SERVICES CORPORATION

                                 20 South Main Street
                                      P. O. Box T
                              Chambersburg, PA 17201-0819

                            ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD ON APRIL 29, 1997

                                   TABLE OF CONTENTS

GENERAL INFORMATION...........................................  1
       Date, Time, and Place of Meeting.........................  1
       Shareholders Entitled to Vote............................  1
       Purpose of Meeting.......................................  1
       Solicitation of Proxies..................................  1
       Revocability and Voting of Proxies.......................  1
       Voting of Shares and Principal Holders Thereof...........  2
       Shareholder Proposals....................................  3
       Recommendations of the Board of Directors................  3

INFORMATION CONCERNING THE ELECTION OF DIRECTORS..............  3
       General Information......................................  3
       Information about Nominees and Continuing Directors......  4
       Meetings and Committees of the Board of Directors........  6
       Compensation of Directors................................  7
       Executive Officers.......................................  7
       Executive Compensation and Related Matters...............  8
       Transactions with Directors and Executive Officers....... 14
       Compliance with Section 16(a) of the Exchange Act........ 14

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS.............. 15
ADDITIONAL INFORMATION........................................ 15
OTHER MATTERS................................................. 15

                                  GENERAL INFORMATION

Date, Time, and Place of Meeting

       The regular Annual Meeting of the shareholders of Franklin
Financial Services Corporation (hereinafter, "Franklin
Financial") will be held on Tuesday, April 29, 1997, at 10:30 a.m. at the Lighthouse Restaurant, 4301 Philadelphia
Avenue, Chambersburg, Pennsylvania.

Shareholders Entitled to Vote

       Shareholders of record at the close of business on March 14, 1997, are entitled to notice of and to vote at the meeting.

Purpose of Meeting

       Shareholders will be asked to consider and vote upon the following matters at the Annual Meeting: (1) the election of four directors, and (2) such other business as may be properly brought before the meeting and any adjournments thereof.

Solicitation of Proxies

       This Proxy Statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Franklin Financial for use at the Annual Meeting.

       The expense of soliciting proxies will be borne by Franklin Financial. In addition to the use of the mails, directors, officers, and employees of Franklin Financial and of any subsidiary may, without additional compensation, solicit proxies personally or by telephone.

       Farmers and Merchants Trust Company of Chambersburg (hereinafter, "F&M Trust") is a wholly-owned subsidiary of Franklin Financial. This Proxy Statement, while prepared in connection with the Annual Meeting of Shareholders of Franklin Financial, contains certain information relating to F&M Trust which will be identified where appropriate.

Revocability and Voting of Proxies

       The execution and return of the enclosed proxy will not affect a shareholder's right to attend the meeting and to vote in person. Any proxy given pursuant to this solicitation may be revoked by delivering written notice of revocation to April E. Rosenbaum, Secretary of Franklin Financial, at any time before the proxy is voted at the meeting. Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the instructions thereon of the shareholder giving the proxy. In the absence of instructions, all proxies will be voted FOR the election of the four nominees identified in this Proxy Statement. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Franklin Financial.

       Shares held for the account of shareholders who participate in the Dividend Reinvestment Plan will be voted in accordance with the instructions of each shareholder as set forth in his proxy. If a shareholder who participates in the Dividend Reinvestment Plan does not return a proxy, the shares held for his account under the Dividend Reinvestment Plan will not be voted.

Voting of Shares and Principal Holders Thereof

       At the close of business on January 31, 1997, Franklin Financial had outstanding 1,890,345 shares of common stock; there is no other class of stock outstanding. As of such date, 153,072 shares of Franklin Financial common stock were held by the Trust Department of F&M Trust as fiduciary (representing approximately 8.09% of such shares outstanding) and will be voted FOR the election of the four nominees identified in this Proxy Statement.

       A majority of the outstanding common stock present in person or by proxy will constitute a quorum for the conduct of business at the Annual Meeting. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be treated as votes cast. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. A majority of the votes that all shareholders present in person or by proxy are entitled to cast at a meeting at which a quorum is present is required to approve any matter submitted to a vote of the shareholders, unless a greater vote is required by law or by the Articles of Incorporation or Bylaws. In the case of the election of directors, the four candidates receiving the highest number of votes shall be elected directors of Franklin Financial; accordingly, in the absence of a contested election, votes withheld from a particular nominee or nominees will not influence the outcome of the election.

       To the knowledge of Franklin Financial, no person owned of record or beneficially on January 31, 1997 more than five percent
(5%) of the outstanding common stock of Franklin Financial, except as set forth in the table which follows.

Common Stock,     Farmers and Merchants   153,072 shares   8.09%
$1.00 par value   Trust Company of
per share         Chambersburg
                  Trust Department
                  20 South Main Street
                  Chambersburg, PA
                  17201-0819(1)

                                       Footnote

1. Shares are held on behalf of various trusts, estates and other accounts, with respect to which F&M Trust acts as fiduciary.

Shareholder Proposals

       Shareholder proposals intended to be presented at the 1998 Annual Meeting of the shareholders of Franklin Financial must be received at the executive offices of Franklin Financial at 20 South Main Street, P.O. Box T, Chambersburg, Pennsylvania 17201-0819, no later than December 4, 1997, in order to be included in the proxy statement and proxy form to be prepared by Franklin Financial in connection with the 1998 Annual Meeting.

Recommendations of the Board of Directors

       The Board of Directors recommends that the shareholders vote FOR the election of the four nominees identified in this Proxy
Statement.

                   INFORMATION CONCERNING THE ELECTION OF DIRECTORS

General Information

       The Bylaws of Franklin Financial provide that the Board of Directors shall consist of not less than five nor more than 25 persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one-third of the number of the whole Board of Directors. The Bylaws further provide that the directors of each class shall be elected for a term of three years so that the term of office of one class of directors shall expire in each year. Finally, the Bylaws provide that the number of directors in each class of directors shall be determined by the Board of Directors.

       A majority of the Board of Directors may increase the number of directors between meetings of shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death, or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until his successor is duly elected by the shareholders at the next Annual Meeting or at a special meeting called for that purpose.

       The Board of Directors has fixed the number of directors at thirteen. There are four directors whose terms of office will expire at the 1997 Annual Meeting and nine continuing directors whose terms of office will expire at the 1998 or 1999 Annual Meeting. The Board of Directors proposes to nominate the following four persons for election to the Board of Directors for the term specified below:

                                        CLASS C
                                     For a Term of
                                      Three Years

                                 Jay L. Benedict, Jr.
                                   John M. Hull, III
                                   H. Huber McCleary
                                  Charles M. Sioberg

       In the event that any of the foregoing nominees is unable to accept nomination or election, any proxy given pursuant to this solicitation will be voted in favor of such other persons as the management of Franklin Financial may recommend. However, the Board of Directors has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director if elected.

       Section 3.5 of Article III of the Bylaws of Franklin Financial requires that nominations, other than those made by or on behalf of the existing management of Franklin Financial, must be made in writing and must be delivered or mailed to the Secretary of Franklin Financial no later than the thirtieth business day prior to the date of the Annual Meeting. The chairman of the meeting must determine whether nominations have been made in accordance with the requirements of the Bylaws and, if he determines that a nomination is defective, the nomination and any votes cast for the nominee shall be disregarded.

Information about Nominees and Continuing Directors

       Information concerning the four persons to be nominated for election to the Board of Directors of Franklin Financial at the 1997 Annual Meeting and concerning the nine continuing directors and the executive officers of Franklin Financial named in the Summary Compensation Table appearing elsewhere in this Proxy Statement is set forth in the table which follows.

                                                                                                                Shares of Stock of
                                                                                                                Franklin Financial
                                                    Business Experience                                       Beneficially Owned and
                                             Including Principal Occupation                                    Percentage of Total
                                                  for the Past 5 Years, and                   Director       Outstanding Stock as of
       Name and Age                              Other Directorships(1)                       Since(2)            1/31/97(3(4)
CLASS A - Continuing
Directors
(Term expires 1999)

Dennis W. Good, Jr.     (61)      Partner, McGuire, Woods, Battle & Boothe, LLP, (law           1988         24,768            1.31%
                                  firm)

G. Warren Elliott       (42)      Franklin County Commissioner; Regional                        1994            580              *
                                  Representative, General Code Publishers (legal
                                  publisher)

William E. Snell, Jr.   (48)      President and Chief Executive Officer, Franklin               1995         12,911              *
                                  Financial and F&M Trust; formerly President and Chief
                                  Executive Officer, Commonwealth Bank, and President
                                  and Chief Operating Officer, Commonwealth Bancshares
                                  Corporation (1990-1995)

Martha B. Walker        (50)      President, Walker, Van Horn & MacBride, P.C. (law firm)       1979          7,962              *

Robert G. Zullinger     (64)      Vice Chairman, Franklin Financial and F&M Trust;              1981         30,718            1.62%
                                  formerly President and Chief Executive Officer,
                                  Franklin Financial and F&M Trust (1981-1996)

CLASS B - Continuing
Directors
(Term expires 1998)

Charles S. Bender, II   (52)      Executive Vice President, Franklin Financial and F&M          1981         40,024            2.12%
                                  Trust

Charles R. Diller       (69)      Owner, Diller's Plumbing and Heating (contractor)             1972          8,355              *

Omer L. Eshleman        (63)      Retired -- formerly President and Chief Executive             1992         12,369              *
                                  Officer, Mont Alto State Bank

Jeryl C. Miller         (56)      Vice President and Secretary, Charles W. Karper, Inc.         1983         10,461              *
                                  (trucking industry)

CLASS C - Nominees

Jay L. Benedict, Jr.    (67)      Attorney -- formerly partner, Benedict & Gabler (law          1969         12,082              *
                                  firm); Chairman of the Board of Franklin Financial and
                                  F&M Trust

John M. Hull, III       (69)      Retired--formerly President Noelker and Hull                  1972          5,280              *
                                  Associates, Inc. (architects)

H. Huber McCleary       (58)      President, McCleary Oil Co. (service station operator         1990         12,759              *
                                  and fuel oil distributor)

Charles M. Sioberg      (56)      Vice President, Martin & Martin, Inc. (engineers)             1982          3,353              *

All directors and                                                                                           219,000(5)        11.59%
executive officers as a
group (15 persons)

                                       FOOTNOTES

* The number of shares listed represents less than one percent of the total number of shares of common stock outstanding.

1. No nominee or continuing director is a director of any other company which has one or more classes of securities registered with the Securities and Exchange Commission pursuant to Section 12 or which is required to file periodic reports with the Securities and Exchange Commission pursuant to Section 15(d) of the Securities Exchange Act of 1934.

2. Reflects service as a director of Franklin Financial and service as a director of F&M Trust, predecessor of Franklin Financial.

3. Beneficial ownership of shares of the common stock of Franklin Financial is determined in accordance with Securities and Exchange Commission Rule 13d-3d(1) which provides that a person shall be deemed to own any stock with respect to which he, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of the stock, or
       (ii) investment power, which includes the power to dispose or to direct the disposition of the stock.

4. Each director and executive officer has sole voting and investment power with respect to the shares listed above, except that voting and investment power with respect to a total of 29,249 shares is shared with spouses, children or other family members. The shares shown above include a total of 65,898 shares which are held by spouses, children or other family members or by trusts or estates with respect to which a director or executive officer serves as trustee or executor, beneficial ownership of which is in each case disclaimed. Also included in the shares shown above are a total of 18,836 shares of unvested restricted stock issued under the Long-Term Incentive Plan of 1990 and a total of 714 shares issuable under the Employee Stock Purchase Plan.

5. Includes 30,029 shares of unvested restricted stock issued under the Long-Term Incentive Plan of 1990 and 1,257 shares issuable under the Employee Stock Purchase Plan.


Meetings and Committees of the Board of Directors

       The Board of Directors of Franklin Financial has a standing Audit Committee and a standing Incentive Compensation Committee, but does not have a standing Nominating Committee.

       Members of the Audit Committee during 1996 were Dennis W. Good, Jr., Chairman, and Messrs. Eshleman, Hull, Miller, Sioberg and Zullinger. Mr. Benedict is an ex-officio member of the Audit Committee. The Audit Committee met four times during the past year. The Audit Committee is responsible for overseeing the internal accounting and auditing methods and procedures of Franklin Financial and its subsidiaries and for recommending annually to the Board of Directors the engagement of an independent public accounting firm to examine the consolidated financial statements of Franklin Financial.

       Members of the Incentive Compensation Committee during 1996 were Jay L. Benedict, Chairman, and Messrs. Diller, Elliott and Miller. The Incentive Compensation Committee met three times during the past year. The Incentive Compensation Committee currently administers the Long-Term Incentive Plan of 1990 and the Employee Stock Purchase Plan and, in conjunction with the Personnel Committee of the Board of Directors of F&M Trust, oversees the administration of Franklin Financial's compensation policies and employee benefits plans.

       The Board of Directors of Franklin Financial met seven times during 1996. All incumbent directors attended at least
75 percent of the meetings of the Board of Directors and the committees on which they served.


Compensation of Directors

       Directors of Franklin Financial who are not salaried officers of Franklin Financial or one of its subsidiaries are paid an annual retainer of $3,600 and receive a fee of $150 for each committee meeting attended.


Executive Officers

       The following persons are the executive officers of Franklin
Financial:

         Name           Age               Office Held

William E. Snell, Jr.    48   President and Chief Executive
                              Officer of Franklin Financial and
                              F&M Trust since 1996; President of
                              Franklin Financial and F&M Trust
                              since 1995

Charles S. Bender, II    52   Executive Vice President of
                              Franklin Financial since 1983 and
                              of F&M Trust since 1981

Frank S. Elliott         55   Senior Vice President of Franklin
                              Financial and F&M Trust since 1988

Elaine G. Meyers         49   Treasurer and Chief Financial
                              Officer of Franklin Financial and
                              Vice President/Finance of F&M Trust
                              since 1988

Executive Compensation and Related Matters

Summary of Cash and Certain Other Compensation

       The following table provides certain summary information concerning compensation paid or accrued by Franklin Financial and F&M Trust to William E. Snell, Jr., the current Chief Executive Officer of Franklin Financial, to Robert G. Zullinger, who served as Chief Executive Officer of Franklin Financial until March 7, 1996, and to each of the other most highly compensated executive officers of Franklin Financial whose combined 1996 salary and bonus compensation exceeded $100,000.

                              SUMMARY COMPENSATION TABLE


                                                                                       Long Term Compensation
                         Annual Compensation                                            Awards               Payouts
         (a)                 (b)        (c)           (d)          (e)             (f)           (g)           (h)           (i)
                                                                                                Securi-
                                                                                                 ties
                                                                 Other                          Under-                       All
         Name                                                    Annual        Restricted        lying                      Other
         and                                                     Compen-          Stock        Options/        LTIP        Compen-
      Principal                        Salary        Bonus       sation         Awards(1)        SARs        Payouts      sation(2)
       Position             Year        ($)           ($)          ($)             ($)           (#)           ($)           ($)

William E. Snell, Jr.,      1996      $154,615        None         None           None           None          None       $ 3,283
President and Chief
Executive Officer(3)        1995      $ 96,923      $20,000        None           None           None          None         None

Robert G. Zullinger,        1996      $ 92,904        None       $41,552          None           None          None       $36,367(5)
Chief Executive
Officer(4)                  1995      $152,880        None       $12,971          None           None        $11,112      $ 5,250

                            1994      $145,600        None       $10,237          None           None        $ 9,260      $ 4,500

Charles S. Bender, II       1996      $114,450        None       $16,366          None           None          None       $ 4,648
Executive Vice
President                   1995      $109,200        None       $ 8,992          None           None        $ 7,702      $ 4,202

                            1994      $104,000        None       $ 7,097          None           None        $ 6,418      $ 3,432

                                       Footnotes

1. See Long Term Incentive Plan Award Table appearing below. Messrs. Snell, Zullinger and Bender held 7,325, -0- and 10,476 shares, respectively, of restricted stock with an aggregate value of $232,424, $-0- and $336,542, respectively, as of December 31, 1996. Dividends are paid on those shares if and to the extent paid on Franklin Financial common stock generally.

2.     Consists exclusively of matching contribution to
       Section 401(k) Profit Sharing Plan, except as otherwise described in Footnote 5 below.

3.     Mr. Snell was employed by Franklin Financial on April 17,
       1995 and became Chief Executive Officer on March 8, 1996.

4. Mr. Zullinger served as Chief Executive Officer of Franklin Financial until March 7, 1996 and retired on June 30, 1996.

5. Consists of matching contribution to Section 401(k) Profit Sharing Plan ($4,767), director fees ($6,600), and amounts earned under a Consulting Agreement entered into by Mr. Zullinger with Franklin Financial following his retirement ($25,000). Under the terms of this Consulting Agreement, Mr. Zullinger has agreed for a period of three years to devote approximately 20 hours per week to business development and retention activities on behalf of Franklin Financial and F&M Trust and will receive a consulting fee of $50,000 per year.

                         LONG TERM INCENTIVE PLAN AWARD TABLE

                        Number of    Performance
                         Shares,       or Other
                        Units or     Period Until           Estimated or Future Payouts Under
                          Other         Monthly                Non-Stock Price Based Plans
         Name            Rights        or Payout        Threshold         Target           Maximum
William E. Snell, Jr.     7,325         5 years      Not Applicable   Not Applicable   Not Applicable

Robert G. Zullinger        None     Not Applicable   Not Applicable   Not Applicable   Not Applicable

Charles S. Bender, II     5,171         5 years      Not Applicable   Not Applicable   Not Applicable

       The foregoing table sets forth shares of restricted stock awarded in 1996 to the executive officers named in the Summary Compensation Table appearing above, which awards were granted pursuant to the Senior Management Incentive Program adopted under the Long-Term Incentive Plan of 1990. The restricted shares are subject to accelerated vesting if Franklin Financial meets or exceeds certain predetermined annual net income performance goals during the five year period beginning in 1996 and ending in 2000. To the extent not previously vested, unvested restricted shares will vest in full upon the expiration of ten years from the date of grant, provided that the recipient is then an employee of Franklin Financial or one of its subsidiaries and except that any then unvested restricted shares will vest in full in the event of the recipient's prior disability or death or in the event of the occurrence of a change in control of Franklin Financial.


Defined Benefit Pension Plan

       The following table shows, for the salary levels and years of service indicated, the annual pension benefit, before a Social Security offset of 0.6 percent (0.6%) of covered compensation for each year of service to a maximum of 35 years (but without reflecting the maximum pension benefit limitations established under Section 415 of the Internal Revenue Code), payable under the defined benefit pension plan maintained by F&M Trust commencing at age 65 under the present pension benefit formula:

                                  PENSION PLAN TABLE

                                                  YEARS OF SERVICE
      Covered
   Remuneration        5         10        15        20        25        30        35         40         45
$ 50,000            $ 4,375   $ 8,750   $13,125   $17,500   $21,875   $26,250   $30,625   $ 33,500   $ 36,375
  75,000              6,563    13,125    19,688    26,250    32,813    39,376    45,938     50,250     54,563
 100,000              8,750    17,500    26,250    35,000    43,750    52,500    61,250     67,000     72,750
 125,000             10,938    21,875    32,813    43,750    54,688    65,625    76,563     83,750     90,938
 150,000 and Over    13,125    26,250    39,375    52,500    65,625    78,750    91,876    100,500    109,125

       A participant's remuneration covered by the Plan is the average of the highest five consecutive year's compensation (salary and bonus as reported in the Summary Compensation Table appearing above) in the ten years preceding normal retirement. Current compensation covered by the plan for the year ended December 31, 1996 for Messrs. Snell and Bender was $150,000 and $110,546, respectively. As of December 31, 1996, Messrs. Snell and Bender were credited with 1.7 and 21.9 years of service, respectively, for benefit accrual purposes under the Plan.
Mr. Zullinger retired on June 30, 1996 and is a vested terminee under the Plan. The normal retirement benefit under the plan is a single-life annuity equal to: (i) 1.15 percent (1.15%) of the average of the highest five consecutive years' compensation in the 10 years preceding normal retirement, multiplied by a participant's number of years of service from the date of employment to the retirement date, plus (ii) 0.6 percent (0.6%) of such compensation in excess of Social Security covered compensation (the taxable wage base averaged over the 35 year period ending with the last day of the calendar year in which the participant attains Social Security retirement age), multiplied by a participant's number of years of service (up to a maximum of 35 years) from the date of employment to the retirement date. This benefit is limited by the maximum benefit as specified under
Section 415 of the Internal Revenue Code of 1986, as amended.


Compensation Committee Report on Executive Compensation

       The Incentive Compensation Committee of the Board of
Directors of Franklin Financial (the "Committee") administers the executive compensation programs of Franklin Financial and its subsidiaries. The Committee consists of four independent directors.

                            Executive Compensation Policies

       Executive compensation consists of two components: base salary and long-term incentives. The Committee has established an executive compensation policy to assist it in administering these two components of executive compensation.

       The policy is to provide executives of Franklin Financial with a total compensation package that is fair in light of competitive compensation practices, that attracts and retains qualified executives, that places a portion of total pay at risk (to be earned through the achievement of performance goals), and that helps to align management's interests with those of shareholders. Fair pay is defined as pay levels that are at or approach the median of competitive compensation practices.

       Competitive compensation practices are determined from time to time, as follows. The Committee uses data from compensation surveys of the banking industry to determine median pay practices for similar positions at comparably sized organizations. Compensation disclosures made by a peer group of comparably sized Pennsylvania banks are also used to determine competitive pay practices at the top management level. This group of Pennsylvania banking organizations bears no direct relationship to those companies represented in the Mid-Atlantic Banking Index appearing in the stock performance graph set forth elsewhere in this proxy statement because the companies represented in the Index are too numerous and because some are too small and others too large for appropriate and meaningful compensation comparisons. Additionally, the Committee's understanding of competitive salary increases is used in estimating competitive pay levels.

       The Committee uses a long-term incentive program to link total pay to the performance of Franklin Financial. This program provides participants the opportunity to earn a combination of cash and stock awards contingent upon the achievement of long-term corporate earnings objectives. The goals of this program are to align an executive's financial interests with those of shareholders by linking total pay to the achievement of long-term corporate earnings objectives and to encourage a performance focus that is longer-term in nature. The Committee attempts in this connection to provide long-term incentive opportunities that are fair in light of competitive compensation practices.

                 Relationship of Performance to Executive Compensation

       The Committee administers a long-term incentive plan for members of senior management, which includes Messrs. Snell and Bender. Other senior officers also participate in this plan. Under the plan, participants receive awards of restricted stock and cash, which awards are subject to accelerated vesting if Franklin Financial meets or exceeds certain five year annual net income performance goals established at the time of grant of the award. To the extent not previously vested, the restricted stock portion of the award will vest in full upon the expiration of 10 years from the date of grant. The cash portion of an award, to the extent not vested after the expiration of five years, is forfeited.

       Achievement of any one year's earnings objective results in the vesting of a portion of the restricted stock award and a distribution of a portion of the cash award. Failure to meet the earnings objective in a given year results in the permanent forfeiture of that year's portion of the cash award.
Furthermore, failure to meet the annual earnings objective means that no restricted shares vest that year. After the expiration of ten years from the date of the award, however, all unvested shares of restricted stock will vest, provided that the participant remains an employee of Franklin Financial or one of its subsidiaries.

       In 1996, Franklin Financial had net income of approximately $4.127 million. This resulted in earnings per share of $2.20, return on assets of 1.29%, and return on equity of 11.83%. This level of earnings did not meet the annual earnings objective for 1996 established under the plan. Accordingly, no cash awards were distributed and no accelerated vesting of restricted shares occurred.

                   1996 Compensation of the Chief Executive Officer

       Based upon its compensation policy as summarized above and its understanding of competitive pay practices, (including its recent experience in recruiting a chief executive officer), the Committee at its December 1995 meeting approved: (i) a $10,000 annual salary increase for Mr. Snell, effective January 1, 1996, resulting in an annual salary of $150,000 through June 30, 1996, and (ii) an additional $10,000 annual salary increase effective July 1, 1996, bringing Mr. Snell's annualized salary to $160,000 per year for the second half of 1996.

                 Compliance with Internal Revenue Code Section 162(m)

       Section 162(m) of the Internal Revenue Code, enacted in 1993, brought about a limitation on the deductibility for federal income tax purposes of annual compensation in excess of $1 million payable to certain senior officers of publicly held companies. Qualifying performance-based compensation is not subject to this limitation if certain conditions are met. The Committee does not foresee current compensation arrangements exceeding this level. Accordingly, the Committee has no plans to modify the compensation policies of Franklin Financial in response to the provisions of Section 162(m) of the Code. The Committee will evaluate this matter on an ongoing basis.

       The foregoing report is furnished by Jay L. Benedict, Chairman of the Incentive Compensation Committee, and Messrs.
Diller, Elliott and Miller, who served as members of the Incentive Compensation Committee during 1996.

                                   Performance Graph

       The Securities and Exchange Commission requires that a publicly held company include in its proxy statement a stock performance graph comparing its five-year cumulative total return to shareholders with the returns generated by an industry-specific index (or peer group index) and with the return generated by a broad market index.

       The following graph compares the cumulative total return to shareholders of Franklin Financial with the NASDAQ Composite
Index (a broad market index prepared by Media General Financial Services) and with the Mid-Atlantic Banking Index (also prepared by Media General Financial Services) for the five year period ended December 31, 1996, in each case assuming an initial investment of $100 and the reinvestment of dividends.

                        1991     1992      1993      1994      1995      1996
Franklin Financial      $100   $118.23   $180.91   $202.88   $246.39   $300.71

NASDAQ                  $100   $100.98   $121.13   $127.17   $164.96   $204.98

Mid-Atlantic Banks      $100   $125.23   $155.57   $147.70   $224.28   $317.65


Transactions with Directors and Executive Officers

       Some of the directors and executive officers of Franklin Financial and F&M Trust and the companies with which they are associated were customers of and had banking transactions with F&M Trust in the ordinary course of business during 1996. All loans and commitments to loan made to such persons and the companies with which they are associated were made on substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectibility or present other unfavorable features. It is anticipated that F&M Trust will enter into similar transactions in the future.

       Martha B. Walker, a member of the Boards of Directors of Franklin Financial and F&M Trust, is president of Walker, Van Horn & MacBride, P.C. Walker, Van Horn & MacBride has provided legal services to F&M Trust for many years and is expected to continue to do so in the future.


Compliance with Section 16(a) of the Exchange Act

       Section 16(a) of the Securities Exchange Act of 1934 requires that the directors and certain officers of Franklin Financial file with the Securities and Exchange Commission reports of ownership and changes in ownership with respect to shares of Franklin Financial common stock beneficially owned by them. Based solely upon its review of copies of such reports furnished to it and written representations made by its directors and those officers who are subject to such reporting requirements, Franklin Financial believes that during the calendar year ended December 31, 1996, all filing requirements applicable to its directors and officers were complied with.


                   RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

       For the year ended December 31, 1996, Franklin Financial engaged Arthur Andersen LLP, independent certified public accountants, to examine its consolidated financial statements. It is anticipated that Arthur Andersen LLP will be similarly engaged for the year 1997. Representatives of Arthur Andersen LLP are expected to be present at the 1997 Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.


                                ADDITIONAL INFORMATION

       A copy of the Annual Report of Franklin Financial on Form 10-K as filed with the Securities and Exchange Commission, including financial statements and financial statement schedules, is available without charge to shareholders upon written request addressed to William E. Snell, Jr., President and Chief Executive Officer, Franklin Financial Services Corporation, 20 South Main Street, P.O. Box T, Chambersburg, Pennsylvania 17201-0819.


                                     OTHER MATTERS

       The Board of Directors of Franklin Financial knows of no matters, other than those discussed in this Proxy Statement, which will be presented at the 1997 Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Franklin Financial.

                                        BY ORDER OF THE BOARD OF DIRECTORS




                                        April E. Rosenbaum
                                        Secretary

Chambersburg, Pennsylvania
April 1, 1997

                                       APPENDIX


                                         PROXY

               FRANKLIN FINANCIAL SERVICES CORPORATION ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 29, 1997
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints April E. Rosenbaum and Ruth Ann Lesher, and each or either of them, as proxies, with full power of substitution, to vote as directed below all of the shares of Franklin Financial Services Corporation common stock held of record on March 14, 1997, by the undersigned and by the Plan Agent for the account of the undersigned under the Dividend Reinvestment Plan at the Annual Meeting of Shareholders to be held on Tuesday, April 29, 1997, at 10:30 a.m. at the Lighthouse Restaurant, 4301 Philadelphia Avenue, Chambersburg, Pennsylvania, and at any adjournment thereof, as follows:

1.  ELECTION OF FOUR DIRECTORS FOR A TERM OF THREE YEARS


( )  FOR all nominees listed     ( )  WITHHOLD AUTHORITY to vote
     below (except as marked          for all nominees listed
     to the contrary below)           below

             Jay L. Benedict, Jr.                    H. Huber McCleary

             John M. Hull, III                       Charles M. Sioberg


(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name).

THIS PROXY WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS GIVEN,
THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED.

This proxy also confers authority as to any other business which may be brought before the meeting or any adjournment thereof. If any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendations of the management of Franklin Financial Services Corporation.

                                        Dated:_______________________, 1997


                                        ___________________________________
                                                     Signature

                                        ___________________________________
                                                     Signature

                                        IMPORTANT: Please sign exactly as
                                        your name or names appear hereon.
                                        Joint owners should each sign.  If
                                        you sign as agent or in any other
                                        representative capacity, please
                                        state the capacity in which you
                                        sign.